..
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):    March 14, 2002
(March 12, 2002)                                              ------------------
---------------

                               CirTran Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State of Other Jurisdiction of Incorporation)


                    0-26059                                68-0121636
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             (Commission File Number           (IRS Employer Identification No.)


   4125 South 6000 West, West Valley City, Utah              84128
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     (Address of Principal Executive Offices)              (Zip Code)


                                  801.963.5112
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)




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Item 4.  Changes in Registrant's Certifying Accountant.

On March 14, 2002, the registrant filed a current report on Form 8-K, stating that it had dismissed Grant Thornton, LLP ("Grant Thornton") as its certifying accountant, and that it would furnish the Securities and Exchange Commission with a letter from Grant Thornton stating whether or not it agreed with the statements made in the 8-K. The letter received by the registrant from Grant Thornton is filed with this Form 8-K/A as Exhibit 16.1.

The registrant also hereby amends its original 8-K to report that Grant Thornton issued a letter to the registrant dated September 15, 2001, informing the registrant that Grant Thornton believed that material weaknesses existed with respect to the registrant's segregation of duties, the pervasive use of "suspense" accounts, inventory pricing and obsolescence, failure to record interest and depreciation expense, and to accrue penalties on past due payroll tax liabilities, and that these weaknesses resulted in significant audit adjustments and delayed the timely preparation of financial statements. After discussion of the above items, the registrant's management accepted Grant Thornton's recommended adjustments.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable.
                  -------------------------------

         (c)      Exhibits.
                  --------

                  16.1     Letter from Grant Thornton, LLP, dated April 8, 2002.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CirTran Corporation


Date: April 9, 2002                  By: /s/  Iehab J. Hawatmeh
      -----------------------            ---------------------------------------
                                             Iehab J. Hawatmeh, President

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